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                                                                    Exhibit 10.1



                            REGISTRATION AGREEMENT

         This Registration Agreement (this "Agreement") is made and entered into as of the ___ day of June, 1998 by and among CYBERGUARD CORPORATION, a Florida corporation ("COMPANY"), and each of the shareholders of ARCA Systems, Inc, a California corporation ("ARCA") who are signatories hereto ("SIGNATORY SHAREHOLDERS").

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Agreement and Plan of Merger, dated as of May 29, 1998 (the "ACQUISITION AGREEMENT"), by and among the Company, ARCA, ARCA Acquisition Corporation and the Party Shareholders (as defined in the Acquisition Agreement), the shareholders of ARCA ("SHAREHOLDERS") acquired 590,429 shares of the Company's common stock, par value $.01 per share (the "COMMON STOCK"), at the Effective Time of the Merger.

         WHEREAS, pursuant to the Acquisition Agreement and as a condition precedent to ARCA's and the Party Shareholders' obligations under the Acquisition Agreement, the Company has agreed to grant certain registration rights with respect to the Common Stock received by the Shareholders pursuant to the Acquisition Agreement, at the Effective Time of the Merger.

         WHEREAS, each term which is capitalized but undefined in this Agreement shall have the meaning ascribed thereto in the Acquisition Agreement.

         NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, the parties agree as follows:

         1. REGISTRATION RIGHTS.

                  (a) SHELF REGISTRATIONS. The Company will use its best efforts to file, no later than three business days after Closing, a shelf registration statement ("SHELF REGISTRATION STATEMENT NO.1") on Form S-3 covering 50% of the shares of Common Stock issued to the Shareholders at the Effective Time by the Company as a result of the Merger together with all of the Common Stock issued to certain Shareholders in exchange for the Loans pursuant to Section 2.6 of the Acquisition Agreement and thereafter shall use its best efforts to cause Shelf Registration Statement No. 1 to be declared effective as soon as practicable following such filing and to maintain such effectiveness for a period of 2 years from the date it is declared effective by the Commission. The Company will use its best efforts to file, no later than 150 days after Closing, a shelf registration statement ("SHELF REGISTRATION STATEMENT NO.2") on Form S-3 covering 30% of the shares of Common Stock issued to the Shareholders at the Effective Time by the Company as a result of the Merger and thereafter shall use its best efforts to cause Shelf Registration Statement No. 2 to be declared effective as soon as practicable following such filing and to maintain such effectiveness for a period of 2 years from the date it is declared effective by the Commission. The Company will use its best efforts to file, no later than 270 days after Closing, a shelf registration statement ("SHELF REGISTRATION STATEMENT NO.3", along with Shelf Registration






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Statement No.1 and Shelf Registration Statement No. 2, the "SHELF REGISTRATION
STATEMENTS") on Form S-3 covering the remaining 20% of the shares of Common Stock issued to the Shareholders at the Effective Time by the Company as a result of the Merger (including any Escrowed Consideration) and thereafter shall use its best efforts to cause Shelf Registration Statement No. 3 to be declared effective as soon as practicable following such filing and to maintain such effectiveness for a period of 2 years from the date it is declared effective by the Commission. Notwithstanding anything to the contrary set forth herein, the Company shall have the right to prohibit the sale of Common Stock by the Party Shareholders pursuant to each Shelf Registration Statement, during the period starting with the date 10 days prior to the Company's estimate of the date of filing of, and ending on a date 90 days after the effective date of, a Company initiated registration in which the Company is selling securities on its own behalf, or such longer post-effective periods as may be reasonably required by the underwriter or underwriters if such offering is underwritten. In connection with each Registration Statement, the Company will use its best efforts to effect, and to maintain the effectiveness of, such other registrations, qualifications and compliances (including, without limitation, obtaining appropriate qualifications under applicable state securities or "blue sky" laws and compliance with any other applicable governmental requirements or regulations), if any, as any selling Shareholder may reasonably request and that would permit or facilitate the sale of shares subject to such Shelf Registration Statement (provided however that the Company shall not be required in connection therewith to qualify to do business or to file a general consent to service of process in any such state or jurisdiction), in each case so that all other such registrations, qualifications and compliances will be effective for as much of the same period as the Shelf Registration Statement as is reasonably practicable. The Company will from time to time amend or supplement each Shelf Registration Statement and the prospectuses contained therein as and to the extent necessary to comply with the 1933 Act, the Exchange Act and any applicable state securities statute or regulation, subject to the following limitations and qualifications. Subject to the provisions of this Section 1, when a Shareholder is entitled to sell shares pursuant to a Shelf Registration Statement, the Company shall, within two (2) trading days following a request from such Shareholder, furnish to such Shareholder a reasonable number of copies of the prospectus in conformity with the requirements of the 1933 Act, and such other documents as such Shareholder may reasonably request, and any supplement to or amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing.

                  (b) LIMITATIONS. Notwithstanding anything to the contrary set forth herein, the Company shall have the right to suspend the sale of Common Stock pursuant to any and/or each Shelf Registration Statement if in the reasonable judgment of the Company after consultation with counsel there is or may be in existence material undisclosed information or events concerning the Company (the "Suspension Right"). In the event the Company exercises the Suspension Right, such suspension will continue for the period of time reasonably necessary for disclosure to occur at a time that is not materially detrimental to the Company and its shareholders (but in any case not later than the time such disclosure is otherwise actually made or is legally required to be made)


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or until such time as the information or event is no longer material, each as determined in good faith by the Company. The Company will promptly give the Shareholders written notice of the commencement and termination of any such period of suspension (which information the Shareholders shall maintain as confidential) and will use all reasonable efforts to minimize the length of the suspension. All shares of Common Stock offered and sold pursuant to a Shelf Registration Statement must be sold in accordance with the restrictions set forth in the Affiliate Letters and Insider Trading Agreements (as such terms are used in the Acquisition Agreement) to the extent a Shareholder is a party to either such instrument.

                  (c) ALLOCATION OF REGISTRATION OPPORTUNITIES. The maximum number of shares of Common Stock that each Shareholder shall be entitled to sell pursuant to each Shelf Registration Statement shall be determined pro rata based on the total number of shares of Common Stock (including Escrowed Consideration, if any) owned by such Shareholders and issued to him or her at the Effective Time by the Company as a result of the Merger, and the Company shall utilize this allocation in preparing the information concerning selling Shareholders in each Shelf Registration Statement. For example, in the case of Shelf Registration Statement No. 1, the maximum number of shares of Common Stock that each Shareholder shall be entitled to sell shall be equal to 50% of the shares of Common Stock issued to such Shareholder at the Effective Time by the Company as a result of the Merger.

         2. INDEMNIFICATION.

                  (a) COMPANY'S INDEMNIFICATION. The Company will indemnify and hold harmless each Signatory Shareholder, any underwriter (as defined in the 1933 Act) for such Signatory Shareholder, and each person who controls any Signatory Shareholder or underwriter within the meaning of the 1933 Act and the Exchange Act against any losses, claims, expenses, damages or liabilities (including reasonable attorneys' fees), joint or several, to which such Signatory Shareholder, underwriter or controlling persons become subject under the 1933 Act, the Exchange Act or other federal or state law, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the 1933 Act pursuant to Section 1 hereof, any preliminary or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will pay each such Signatory Shareholder, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, expense, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable under this Section 2(a) in any such case if and to the extent that any such loss, claim, expense, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with written information furnished to the Company by any such Signatory Shareholder, underwriter or controlling person or any affiliate of any of them expressly for inclusion in such Shelf Registration Statement; and


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PROVIDED, FURTHER, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any Prospectus under a Shelf Registration Statement, the indemnity contained in this Section 2(a) shall not inure to the benefit of any Signatory Shareholder (or the benefit of any person controlling any Signatory Shareholder) if the person asserting any such loss, claim, liability, expense or damage purchased the Common Stock that is the subject thereof, and such Signatory Shareholder or any person controlling such Signatory Shareholder (i) failed to deliver the version of the prospectus most recently provided by the Company to such Signatory Shareholder as of the date of such sale, or (ii) utilized a prospectus during a time period that such Signatory Shareholder was notified, in accordance with Section 1 hereof, to suspend making any offers or sales of Common Stock pursuant to a Shelf Registration Statement.

                  (b) SIGNATORY SHAREHOLDERS' INDEMNIFICATION. Each Signatory Shareholder will, severally but not jointly, indemnify and hold harmless the Company and each underwriter of the Company's securities under Section 1 and each person who controls the Company or underwriter within the meaning of the 1933 Act and the Exchange Act, each officer of the Company who signs the registration statement and each director of the Company, against all losses, claims, expenses, damages or liabilities (including reasonable attorneys' fees), joint or several, to which the Company, underwriter or such officer or director or controlling person become subject under the 1933 Act, the Exchange Act or other federal or state law, but only insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the 1933 Act pursuant to Section 1 hereof, any preliminary or final prospectus contained therein, or any amendment or supplement thereof and made in reliance on and in conformity with written information relating to such Signatory Shareholder furnished to the Company expressly for use in the Registration Statement, prospectus, amendment or supplement, or contained in any prospectus which was utilized by such Signatory Shareholder or any controlling person or affiliate of such Signatory Shareholder during a time period in which such Signatory Shareholder was notified, in accordance with Section 1 hereof, to suspend making any offers or sales of Common Stock pursuant to a Shelf Registration Statement.

                  (c) NOTIFICATION. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof; PROVIDED, HOWEVER, that any failure to give such notice will not waive any rights of the indemnified party except to the extent the rights of the indemnified party are materially prejudiced. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2 for any legal expenses subsequently incurred by such indemnified party in connection


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with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; PROVIDED, HOWEVER, that (i) if the indemnifying party has failed to assume the defense and employ counsel or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it that are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                  (d) If the indemnification provided for in this Section 2 is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, expenses, damages or liabilities or actions in respect thereof, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, expenses, damages, liabilities or actions in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and such Signatory Shareholder, on the other, in connection with the statements or omissions which resulted in such losses, claims, expenses, damages, liabilities or actions as well as any other relevant equitable considerations, including the failure to give any required notice. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any affiliate thereof, on the one hand, or such Signatory Shareholder or any affiliate thereof, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or present such statement or omission. The Company and the Signatory Shareholders agree that it would not be just and equitable if contribution pursuant to this Section 2(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 2(d). The amount paid or payable by an indemnified party as a result of the losses, claims, expenses, damages, liabilities or actions in respect thereof referred to above in this Section 2(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         3. EXPENSES. In connection with each Shelf Registration Statement filed pursuant to Section 1 of this Agreement: (i) neither the Company nor ARCA will pay any expenses of the Shareholders' legal counsel, accountants and other experts; (ii) the Company shall pay all of the fees and disbursements of legal counsel for the Company, fees and disbursements of accountants and any other experts used by the Company in connection with such registration, expenses of any audits of the Company incidental to or required in connection with such registration and all expenses of registration not otherwise specifically described in this Section 3, including expenses incidental to any post-effective amendment to any such registration statement; and (iii) the


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Company shall pay all Commission and blue sky registration and filing fees, fees and expenses attributable to the printing and distribution of Prospectuses, reasonable fees and disbursements of underwriters' counsel, and reasonable disbursements of the underwriters, underwriting discounts and commissions.

         4. REGISTRABLE SECURITIES. For purposes of this Agreement, the term "REGISTRABLE SECURITIES" shall mean (i) the shares of Common Stock issued to Shareholders at the Effective Time pursuant to the Acquisition Agreement as a result of the Merger (including Escrowed Consideration) and (ii) any shares of Common Stock issued or issuable with respect to the shares of Common Stock described in (i) above, by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganizations.

         5. INFORMATION FOR REGISTRATION STATEMENT. In the case of each Shareholder, the Company's obligations under Section 1 with respect to such Shareholder are expressly conditioned upon the Shareholder furnishing to the Company in writing such information concerning such Shareholder and his or her controlling persons and the terms of the Shareholder's proposed offering of shares of the Registrable Securities as the Company shall reasonably request for inclusion in the registration statement.

         6. RULE 144 COVENANTS. The Company agrees during the effectiveness of the Registration Statements contemplated hereby to (i) file with the Commission, in a timely manner, all reports required to be filed by the Company under the Exchange Act, and (ii) to provide the Shareholders, upon request, information regarding the number of shares of Common Stock outstanding as shown by the most recent report or statement published by the Company.

         7. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida, without regard to the conflict of law principles thereof.

         8. BINDING EFFECT; THIRD PARTY BENEFICIARIES. The obligations of this Agreement shall be binding upon the parties, their heirs, successors and legal representatives. Each Shareholder shall be a third-party beneficiary of this Agreement, except for Section 2 hereof. Any Shareholder may, by execution and delivery to the Company of a counterpart signature page hereto, become an additional party to this Agreement whether before or after the Effective Time.

         9. ASSIGNMENT. This Agreement may not be assigned by any party without the prior written consent of the other party hereto.

         10. AMENDMENT. Amendments to this Agreement may only be made in writing signed by CyberGuard and the holders of a majority of the ARCA Common Stock.



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         11. NOTICES. Any notice or other communication under this Agreement shall be in writing and shall be delivered personally or sent by registered mail, return receipt requested, postage prepaid, or sent by prepaid overnight courier to the parties at the addresses set forth below their names on the signature pages of this Agreement (or at such other addresses as shall be specified by the parties by like notice). Such notices, demands, claims and other communications shall be deemed given when actually received or: (A) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery; or (B) in the case of registered U.S. mail, five days after deposit in the U.S. mail.

         12. ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties and there are no other agreements, written or oral, regarding the subject matter hereof.

         13. SEVERABILITY. Any provision in this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating or affecting the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                       CYBERGUARD CORPORATION

                                       By:
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                                       Name:
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                                       Title:
                                             --------------------------------
                                       Address:
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                                       Name:
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                                       Address:
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